UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 20, 2015
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6110 EXECUTIVE BOULEVARD, SUITE 800, ROCKVILLE, MARYLAND 20852
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (301) 984-9400
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2015, Washington Real Estate Investment Trust (Washington REIT) announced the appointment of Stephen E. Riffee as Executive Vice President and Chief Financial Officer-elect, such appointment to be effective on February 17, 2015. Mr. Riffee will succeed William T. Camp as Chief Financial Officer on or about March 2, 2015 after the conclusion of Washington REIT’s year-end reporting period.

Mr. Riffee (age 56) has served as Executive Vice President and Chief Financial Officer for Corporate Office Properties Trust (COPT), an NYSE office REIT, since 2006. In this role he oversaw all financial functions, including accounting, financial planning and analysis, tax, treasury, capital markets and investor relations. Additionally, Mr. Riffee oversaw the legal department and information technology at COPT. Between 2002 and 2006, he served as Executive Vice President and Chief Financial Officer for CarrAmerica Realty Corporation, a national NYSE public office REIT.

In accordance with Mr. Riffee’s employment letter, Mr. Riffee will participate in Washington REIT’s executive compensation program, including the short-term incentive plan (STIP) and long-term incentive plan (LTIP), at the Executive Vice President level, with the following modifications (i) Mr. Riffee’s base annual salary will be $400,000 per annum (rather than $350,000), (ii) his participation in the STIP and LTIP will take effect as of January 1, 2015, and (iii) his STIP target will be 175% (rather than 186%), split evenly between the cash and restricted share components of the STIP. For a complete description of Washington REIT’s executive compensation program, including the STIP and LTIP, please refer to pages 14-30 of Washington REIT’s definitive proxy statement filed with the SEC on March 28, 2014 (and subsequent Forms 8-K filed with the SEC on April 29, 2014 and July 25, 2014). Mr. Riffee will also be awarded $150,000 in restricted share units (RSUs), granted under Washington REIT’s 2007 Omnibus Long-term Incentive Plan, on his first date of employment. These RSUs will vest in three equal installments over a three-year period while he remains employed, on the first, second and third anniversaries of such date.

The foregoing description is qualified in its entirety by reference to the complete employment letter, a copy of which will be filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued January 20, 2015 regarding the appointment of Stephen E. Riffee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Executive Vice President
Accounting and Administration

January 20, 2015
(Date)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued January 20, 2015 regarding the appointment of Stephen E. Riffee